UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2016

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2016, Liberty Global plc (Liberty Global) held its annual general meeting of shareholders. At the annual general meeting, eight matters were considered and acted upon:

1.	To elect Andrew J. Cole as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

2.	To elect Richard R. Green as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

3.	To elect David E. Rapley as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2019.

4.
To approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31 2015, contained in Appendix A of the proxy statement for the 2016 annual general meeting of shareholders.

5.	To ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2016.

6.
To appoint KPMG LLP (U.K.) as Liberty Global’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).

7.	To authorize the audit committee of Liberty Global’s board of directors to determine the U.K. statutory auditor’s compensation.

8.	To authorize Liberty Global and its subsidiaries to make political donations and incur political expenditures of up to $1,000,000 under the U.K. Companies Act 2006

Each of the resolutions 1-8 were adopted. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1, 2 and 3 - Election of Directors Proposal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Andrew J. Cole	310,205,190	967,795	1,104,122	15,128,092
Richard R. Green	310,219,174	955,577	1,102,356	15,128,092
David E. Rapley	309,722,048	1,450,961	1,104,098	15,128,092

Resolution 4 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

198,006,400	103,426,982	10,843,725	15,128,092

Resolution 5 - Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

325,844,654	418,015	1,142,530	—

Resolution 6 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

325,840,208	422,209	1,142,782	—

Resolution 7 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

311,360,161	167,927	749,019	—

Resolution 8 - Authorization to make political contributions and incur political expenditures of up to US1,000,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

248,632,651	62,069,199	1,575,257	15,128,092

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ MICHELLE L. KEIST
Michelle L. Keist
Vice President

Date: June 21, 2016

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